                                                                    EXHIBIT 10.5

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                  INNUITY, INC.

Warrant No. ______                                     Number of Shares: _______
Issue Date: __________

            THIS WARRANT (the "Warrant") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the earlier of (i) the second (2nd) anniversary of the Initial Exercise Date, or (ii) the date on which the closing bid price of the Company's common stock, par value $0.00025 per share ("Common Stock"), is equal to or greater than $3.00 per share for twenty (20) consecutive trading days and the average daily trading volume of the Common Stock exceeds 40,000 shares for such twenty-day period (the earlier, the "Termination Date"), but not thereafter, to subscribe for and purchase from Innuity, Inc., a Utah corporation (the "Company"), up to __________ shares (the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated June __, 2006, among the Company and the purchasers signatory thereto.

      Section 2. Exercise.

            a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the

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      registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five (5) Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

            b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $0.01, subject to adjustment hereunder (the "Exercise Price").

            c) Mechanics of Exercise.

                        i. Authorization of Warrant Shares. The Company
                  covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges imposed by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                        ii. Delivery of Certificates Upon Exercise. The Company
                  shall use its commercially reasonable efforts to cause that certificates for shares purchased hereunder to be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five
                  (5) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price and completed Notice of Exercise are received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vi) prior to the issuance of such shares, have been paid.

                        iii. Delivery of New Warrants Upon Exercise. If this
                  Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                        iv. Rescission Rights. If the Company fails to cause its
                  transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
                  Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise until such time as the Company causes its transfer agent to transmit such certificate or certificates.

                        v. No Fractional Shares or Scrip. No fractional shares
                  or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                        vi. Charges, Taxes and Expenses. Issuance of
                  certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                        vii. Closing of Books. The Company will not close its
                  shareholder books or records prior to the Termination Date in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

      Section 3. Certain Adjustments.

            a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

            c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

            e) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            f) Notice to Holders.

                        i. Adjustment to Exercise Price. Whenever the Exercise
                  Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                        ii. Notice to Allow Exercise by Holder. If (A) the
                  Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least three (3) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant, to extent this Warrant is exercisable, during the 3-day period commencing on the date of such notice to the effective date of the event triggering such notice.

      Section 4. Transfer of Warrant; Warrant Records.

            a) Transferability.

                        i. The Holder of this Warrant, by acceptance hereof,
                  acknowledges that this Warrant or the shares of Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                        ii. Except as provided in paragraph (iii) below, this
                  Warrant and all certificates representing shares of Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                        "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
                  UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR INNUITY, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

            b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

      Section 5. Miscellaneous.

            a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to

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      the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

            f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

            g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable

                                        8
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      attorneys' fees, including those of appellate proceedings, incurred by
      Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

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

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  June __, 2006

                                INNUITY, INC.

                                By: __________________________________________
                                    Name: _______________________________
                                    Title: ________________________________

                               NOTICE OF EXERCISE

To:   INNUITY, INC.

            (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Payment shall take the form of lawful money of the United
States.

            (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                ________________________

The Warrant Shares shall be delivered to the following:

                ________________________

                ________________________

                ________________________

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________